BRANDYWINE BLUE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
SEMI-ANNUAL REPORT
MARCH 31, 1997

DEAR FELLOW SHAREHOLDERS:

We are grateful that your Fund held well in the first quarter ended March despite the hostile environment for the stocks comprising your portfolio. All major indices declined from their peaks -- the S&P 500 dropped 7.2 percent, the Nasdaq Industrials slipped 13 percent and the Russell 2000 sagged 7.6 percent. The Montgomery Securities 500 index was off its high by 21.2 percent.

The 2.7 percent return for the S&P 500 during the quarter masks the performance of the broader market. As was the case in 1996, the S&P's performance has been driven by fewer and fewer stocks. Of the 97 mutual funds that Morningstar categorizes as growth funds, 24 posted losses in excess of 10 percent for the
quarter.                                      -----------------------

Of the 23 funds comprising the Investor's Business Daily Mutual Fund Index, only THREE increased and each by only 2 percent. The 20 others declined, some by as much as 19 to 21 percent. (See chart on p. 3).

The overall IBD index dropped 8.3 percent, the Hambrecht and Quist Growth index declined 19.3 percent, and the Nasdaq Industrials slid more than 8 percent.

Your backtracking of 1.5 percent represents an outstanding job by your research team by comparison.

We are mindful, however, that some of you are new shareholders and have only experienced this market downdraft. We are particularly committed to getting you to new highs in the months ahead.

Thanks to urging from your research team members Mark Lapolla and Bill D'Alonzo, you moved to higher-than-normal cash positions during the quarter as some of your huge gainers were harvested. Diane Hakala's Intel yielded a profit of $6.4 million, Andy Graves' Cisco Systems created a $4.5 million gain, and Jon Fenn's Nike brought in nearly $1 million.

It took weeks to select the best new ideas, but the decision to cement these gains in advance of finding the new ideas served you well and helps account for your good relative performance.

Exiting networking stocks, resulting from the intensive research efforts with customers of those companies by your researcher Andy Graves and consultant Hank Bannister, was particularly timely. Your gigantic winner Cisco was sold at $67. It has since declined 29 percent to $48. The Investor's Business Daily index for Local Networks dropped 33 percent during the quarter while the S&P Computers/Network index skidded 37 percent from its January peak!

Maintaining your portfolio value in backtracking markets is as important, if not more so, as creating advances in up markets. When the inevitable retracements occur, it is relevant to look at results from a longer term perspective than a few weeks. Since January 1995, your Fund is up 61 percent.

For the last five years your Fund is up 149 percent, an average annualized gain of 20 percent, compared to just 114 percent for the S&P 500 and only 51 percent for the Nasdaq Industrials.

MOST RECENT FIVE YEARS

NASDAQ IND.              50.6%
IBD*<F1>                 65.0%
NYSE                     78.5%
S&P 500*<F1>            113.7%
YOUR FUND*<F1>          149.3%

*<F1>TOTAL RETURN
IBD = INVESTOR'S BUSINESS DAILY MUTUAL FUND INDEX

For the trailing twelve months which include the current market backtracking, as well as last July's downturn, you are up 11.2 percent.

Those of you who have been with us for the last two years enjoy an average annualized gain of 21.6 percent, or 47.8 percent cumulative.

The uncertainty of the interest rate environment cleared at the end of the quarter when the Federal Reserve Board's Open Market Committee raised the discount rate by 1/4 percent. This is the first action the Fed has taken in more than one year and the first rate hike since early 1995. The increase was construed as a preemptive strike against future inflation. It may not be the last.

The increased volatility in the technology area allowed you to repurchase shares of networking, computer and software companies at "ON SALE!" prices. Probable positive earnings surprises, reasonable price/earnings ratios, and above all, dynamic products and services that will drive investor confidence going forward create enthusiasm among your research team for your new purchases.

Your biggest dollar gainer during the quarter was semiconductor manufacturer Advanced Micro Devices purchased in January by David Harrington. Already, it has brought in almost $3 million, rising 26 percent.

Some of your biggest percentage gainers during the quarter were John Ragard's Healthsource, up 55 percent, Jon Fenn's Compuware Corp. which rose 25 percent and Dollar General, recommended by Consultant Pete Steelman, was up 22 percent.

The suggestion from your Tulsa-based consultant Conrad Doenges of Footstar, Inc., increased 19 percent.

We are encouraged that the companies you own experienced earnings growth averaging 49 percent for the latest 12 months and 51 percent in the most recent quarter. This compares to 13 percent and 17 percent for the S&P 500. You purchased these companies at price/earnings ratios of about 18, virtually equal to the market as measured by William O'Neil and Company, the publishers of Investor's Business Daily.

COMPANY GROWTH

AVERAGE INCREASE LATEST 12 MOS. EARNINGS
YOUR COMPANIES   49%
S&P 500          13%

AVERAGE INCREASE LATEST QUARTERLY EARNINGS
YOUR COMPANIES   51%
S&P 500          17%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. MARCH 28, 1997.

We remain steadfast to our credo "Never Invest in the Stock Market, Invest in Individual Companies." Your research team of over thirty professionals continues to use its ever growing information network to create an edge over other investment management firms.

This network includes corporate managements and suppliers, competitors and customers of the companies that you own.

We appreciate the fact that you are an important part of that network as well. Please e-mail Kelli Fazler at kf@friess.com or fax her at 302-656-9015 if you see developments in companies that we should know about.

Conditions in the U.S. economy remain healthy for a continuation of the current expansion, and therefore increasing corporate profits. This expansion can continue without a major resurgence in inflation due in large part to the cautious actions of the Fed.

We appreciate the partnership that we forged with you, as we remain invested right along with you having over $15 million in the Fund from Friess Associates and family members.

Since inception January 10, 1991, your Fund has enjoyed a 231 percent cumulative increase in value, 21 percent annualized.

SINCE INCEPTION

IBD*<F2>                104.5%
NYSE                    131.1%
NASDAQ IND.             158.6%
S&P 500*<F2>            185.1%
YOUR FUND*<F2>          231.2%

*<F2>TOTAL RETURN

We look forward to being able to create the same growth for all of you, and are grateful for the chance we have to put our strategy to work to grow your assets.

Thank you for entrusting to us this significant responsibility and for your continued confidence in our abilities throughout good and bad markets. We appreciate your sharing our long-term perspective.

God Bless!

/s/ Foster Friess

Foster Friess
President
April 7, 1997

MARCH QUARTER PERFORMANCE OF BRANDYWINE BLUE FUND
AND THE 23 FUNDS IN IBD'S MUTUAL FUND INDEX

-21%
-20%
-19%
-16%
-16%
-14%
-13%
-12%
-12%
-11%
-10%
-7%
-5%
-2%
-2%
-2%
-2%
0%
0%
2%
2%
2%

-8.3 ---average % decline of 23 Funds

HIGHLIGHTS . . .

APPAREL & SHOES

With such well-known labels as Jones New York, Evan-Picone and Lauren by Ralph Lauren, JONES APPAREL GROUP, INC. enjoys a reputation for a high-quality, stylish product. These top lines offer the consumer high profile clothing at affordable prices benefiting from strong career and casual offerings for women.

As Chief Financial Officer Wes Carl tells us, Jones Apparel's advancement lies in part because the company successfully landed the Lauren line in 1996 and ended the year with Lauren in 275 stores, with sales of $50 million.

Customers like department stores Dillards and Nordstrom love your NYSE-listed company's consistent, fashionable product and continue to give Jones more retail selling space, accelerating growth.

During the recent December quarter, revenues rose 40 percent to $258 million, up from $185 last year. Earnings, in turn, jumped 36 percent to $.30 from $.22. For the year 1996, earnings were up 26 percent.

Purchased in December of '95 at $19, your shares are up 91 percent to $37.

COMPUTERS & RELATED

A company that cannot afford its computer systems to have any downtime turns to STRATUS COMPUTER. Stratus systems offer 99.999 percent reliability. (Even 99.9 percent reliability means that a 911 line would have 40 minutes of downtime a month.) Telecommunications companies like AT&T and MCI are Stratus customers, as well as many banks, brokerage firms, and stock exchanges.

Your company makes systems for large and small computers that prevent system crashes. If something goes wrong with the hardware there are automatic redundant products in place to prevent the loss of data or operations as the result of a small circuit problem.

Bob Donahue, CFO, explained that Stratus has new products in their dealer channels and therefore inventory is reduced. Additionally, the company increased the sales force in its international business.

Earnings grew 23 percent in the December quarter, climbing to $.74 from $.60, as revenues increased by $10 million.

Your shares are up 31 percent to $31 from a purchase price of $24 in October.

SPECIALTY RETAILING

A spin-off of Melville Corporation, FOOTSTAR, INC. is debt-free, is consistently beating earnings expectations, and yet only now is gaining recognition on Wall Street.

Relatively undiscovered, this retailer of both athletic and discount footwear through its two operating divisions, Footaction, which sells brand name athletic footwear and apparel, and Meldisco, which sells discounted footwear within Kmart stores, presented a great investment opportunity for your Fund.

Your NYSE-listed company now attracts more investors since Merrill Lynch and Alex Brown both initiated coverage in March with buy ratings, and it's still trading at a discount compared to its peer companies.

We recently learned from CFO Carlos Alberini that due to the success of the Footaction stores, your company's growth in new square footage for 1997 will be more than 26 percent.

The December quarter showed earnings rising 23 percent from $.64 last year to $.79. Analysts predict that earnings will increase 67 percent in the March quarter.

Since purchase in September at $21, your shares jumped 41 percent and now sell at $30.

California's largest close-out retailer, MAC FRUGAL'S BARGAINS, operates 278 stores in 12 states selling merchandise at 40 to 70 percent off regular retail prices. Customers can find nearly anything including clothing, beauty products, books, luggage, and toys. The inventory is constantly changing and often contains discontinued items.

Your company's stores have been made more attractive by paying attention to cleanliness and neatness. The addition of consumable items such as food and greeting cards attracts more and more customers. CEO Philip Carter told us that same store sales increased by 16.5 percent in the month of February.

Because of Mac Frugal's limited need for capital spending and research, its cash flow is substantial and its bank borrowings were paid back reducing long term debt to just $6 million as of January 31, 1997 compared to $96 million of last year.

Despite its strong balance sheet and management focus on enhancing shareholder value, your company is still underfollowed by Wall Street. It is researched by only three brokers.

Earnings rose 30 percent in the January quarter on a revenue increase of 12 percent. For the 1997 fiscal year ended January, earnings skyrocketed 200 percent to $1.67 from $.56 in 1996.

Purchased in September at $21, your shares sell now at $26.50, a 24 percent increase.

TRANSPORTATION & RELATED

Known to most people as USAir, the recently renamed US AIRWAYS GROUP, INC. has "not only spruced up its name but also its level of service to its customers," Senior Vice President Bob Fornaro tells us. He goes on to say, "US Airways' on-time arrival performance has improved dramatically to make it #1 in the industry during the December quarter."

Listed on the NYSE, your company is a classic example of misperception by Wall Street. Few on the Street believed US Airways could grow or lower its cost structure and become more competitive. But, when new management came on board in 1995, your company did just that.

The new team implemented dozens of task groups thereby reducing maintenance costs and distribution expenses and increasing reservations productivity.

Excluding one time charges, earnings for the December quarter were $1.03 versus $.54 -- a 91 percent increase. For calendar 1996, earnings more than tripled from $.55 to $2.33.

With hubs in Baltimore, Philadelphia, and Washington, DC, US Airways is the Northeast's dominant air carrier, and the 5th largest airline in the U.S. In an effort to connect its Northeastern customers to more of Europe and the West Coast, your company is expanding its long-haul service.

Up 27 percent since purchase in April, your shares now trade at $24.50.

FELLOW SHAREHOLDER . . .

When one thinks "family portraits," there is probably one name that comes to mind for many Americans more than any other -- Olan Mills. We are thrilled to have both the company and the man, Olan Mills II, as fellow shareholders in Brandywine and Brandywine Blue Fund.

Olan is currently Chairman of the Board at Olan Mills, after serving for many years as the company's President and Chief Executive Officer. He is still active in the business, meeting often with the new President and CEO (who is the first outside the family to hold this position).

In Tuscaloosa, Alabama, Olan's father started the business when he took over an old studio. The company began as a reproduction operation where Olan, Senior would take old prints and return them as higher quality photos. An artist who he met while reproducing these prints later became his wife, and together they built Olan Mills Incorporated.

During the depths of the Depression, in 1932, many banks closed and so did the itinerate reproduction business. But, after finding a bankrupt studio, Olan, Senior launched a straight photography business. He traveled to small towns bringing first class photography services and marketing his product door to door.

He would sell a photo sitting to a family, the photographer would go to the home and take the pictures, make the proofs overnight, show them to the family for their selection, and then send the finished portrait through the mail. The business continued in this fashion until the 1950's, when studios started opening in various major U.S. cities.

Today, with headquarters in Chattanooga, Tennessee, Olan Mills operates more than 1,000 portrait studios in the United States, Canada, and England with 13,000 employees, and is one of the foremost producers of church directories in the U.S.

The younger Olan joined the family business in 1956 as Manager of Olan Mills of Tennessee, following more than two years in the Army, during which he served in Korea as a helicopter pilot. Prior to his Army service, Olan attended Princeton University where he studied Public and International Affairs. In 1971 he assumed management of Olan Mills U.S.

Introduced to Brandywine Fund and Brandywine Blue Fund about two years ago, Olan describes the relationship as refreshing. "The communications are excellent, and the information they contain is very helpful. The letters and quarterly reports Foster spends the time to send lend a personalized feel to a business where that often gets lost."

Olan and his wife Norma have three sons who all live in the Chattanooga area. Given that Olan and Norma just became grandparents five weeks ago, having the family close is a real blessing, allowing for frequent visits!

Serving on the Boards of The McCallie School, First Tennessee Bank of Chattanooga, and the Public Education Foundation, Olan still finds the time to enjoy reading, jogging, skiing, and traveling.

-Rebecca Buswell

ED . . .

Looking back over his first year in the trading operation at Friess Associates, Ed Abrams can point to a long list of changes. "We have moved the entire trading operation, added two traders, installed a new telephone system and implemented a more powerful version of our trading system -- Merrin. During the same period of time the assets under management have almost doubled." Certainly, Ed's extensive experience was instrumental in our ability to accommodate this growth.

Before joining the Friess team, Ed managed the trading operation in Philadelphia for Lehman Brothers for five years. Prior to that, he spent two years at First Boston following a seven-year stint as Associate Managing Director at Schroeder Wertheim.

In the financial markets, brokerage firms are described as the "sell side" of the business and investment firms like Friess Associates are called the "buy side." Ed brings his broad background on the "sell side" to our "buy side" trading desk.

Ed's job is intense and technical, but he says, in more simple terms, "My task is essentially to move in and out of large blocks of stock at prices favorable to our clients and shareholders." His greatest satisfaction comes from accomplishing a large trade without disturbing the marketplace.

"In the thirty years I have been on Wall Street I have never experienced the wonderful camaraderie that exists here at Friess Associates," is Ed's assessment of the past year.

Ed grew up on Long Island where he attended Chaminade High School before graduating from Mount Saint Mary's College in Maryland. He has two grown sons, Michael, a Managing Director at Prudential Insurance, and Gary, who has followed in his father's footsteps as a trader at Delaware Investment Management.

An all-around athlete, Ed's tennis, golf, and skiing have been severely limited by a recent broken ankle. Considering the pace of his first 15 months at Friess, Ed probably needed some time with his feet up.

-Margaret Barton

PEGGY . . .

In November 1994, Margaret "Peggy" Barton came on board to get Friess Associates on the Internet and to make sure that the researchers were covering all the important financial magazines and trade journals. Peggy reads and recaps articles and magazines for your team, researches and writes articles for this report, and handles a myriad of other projects.

Last spring Peggy organized a small conference for various retail company executives and members of your research team, and this past December she assisted Lynn Friess in planning the Friess Associates Christmas gathering, which, given the growth of the company, is now a mammoth undertaking.

Peggy explains, "I really enjoy the variety of projects I work on, and it is rewarding to know I have delivered useful information to our researchers and, through the quarterly report, directly to our shareholders. Whether I am condensing materials, organizing events, or tackling special projects for Foster, I know I am leveraging his and the researchers' effectiveness, thereby increasing the value of our clients' and shareholders' portfolios."

A graduate of Mount Holyoke College, Peggy has a degree in Art History. She and her husband Randy, a scientist with the DuPont Company, have one son who was just married last June.

One of Peggy's favorite pastimes is gardening, so she is an enthusiastic participant in her garden club. In 1989 this group resolved to improve the appearance of Wilmington's downtown Rodney Square area. Eventually the group rallied the support of both the private and public sectors and raised $2.5 million for the project. "I am very pleased to be a small part of this restoration project and to see the difference it is making in our city."

Another special interest of Peggy's, the Delaware Antiques Show, supports the children's educational programs at Winterthur. Held annually two weekends before Thanksgiving, the show draws the finest dealers in American antiques.

To get the energy she needs for her busy life, Peggy starts most days with an early morning aerobics class. In her spare time she enjoys tennis, paddle tennis, and is taking up golf.

-Rebecca Buswell

ALL IS NOT ROSES . . .

It's important to share with you those stocks that didn't perform as well as we had hoped during the quarter. There were ten companies that gave up more than $850,000 each.

Chesapeake Energy was your biggest disappointment dropping back by $1.7 million. Aspect Telecommunications lost $1.6 million, Comp USA backtracked $1.4 million, and 3Com Corp. dropped $1.2 million. Toys R Us, Seagate Technology, Columbia Healthcare and U.S. Office Products retraced $1 million apiece, while Applied Magnetics and United Meridian Corp. each lost $900,000.

You no longer hold Chesapeake, Toys R Us, Applied Magnetics or 3Com. The latter was sold at a profit of nearly $800,000 despite its decline. It subsequently dropped $23 a share, a 42 percent decline, after your sale.

The good news coming from your top gainers for the quarter was Advanced Micro Devices with a $2.8 million gain, Healthsource's $1.6 million rise, Compuware's $925,000 gain, Schlumberger and Conseco with almost $900,000 each, Compaq and Liz Claiborne with more than $860,000 apiece and EMC Corp. at $850,000.

GROWING YOUR FUND . . .

Each quarter, we are pleased to introduce you to one of the many contributors at the companies in which we invest. It is their talents and skills which create profits in their companies which in turn add value to your Fund.

This quarter, meet J. R. Caton of Quorum Health Group, a company which offers leadership, education, and strategic planning to small, independent hospitals. J.R. is the CEO of Logan Hospital and Medical Center in Guthrie, Oklahoma, a 50 bed hospital in a community of 11,000 good Americans.

Quorum Health Group owns and operates 18 hospitals, but it also manages 260 additional hospitals in 44 states, such as the hospital in Guthrie. J.R. has worked for Quorum since 1988, and before coming to Guthrie 14 months ago, he headed the hospital in Atoka, Oklahoma.

As the director of a small medical center, J. R. wears many hats. He tackles public relations and customer complaints while overseeing the staff and reporting to the board. On the day we spoke with him, J. R. had started his day at 7:00 AM with a staff meeting and was hoping to get home by 9:00 PM after a Chamber of Commerce meeting.

J.R. has implemented changes at Logan which have converted an annual loss of a quarter of a million dollars to a profit of one million dollars.

J. R. is a modest man, but he reflected, "In my job you realize how important it is to be a contributing member of society. I really believe that I make a difference. I think Atoka is in good shape, but I thought Guthrie needed help and I wanted to try to improve it.

"Years ago people were skeptical about outside management teams. Now, because of our reputation and our ability to turn around regional hospitals, we are enjoying their respect. I am pleased I work for this company."

-Margaret Barton

HUBIE . . .

In October, 1987, Hubie Selz responded to an ad in the paper for a driver at Friess Associates thinking he'd "try it out" if he were hired. Now, nearly ten years later, Hubie is still here and says, "I've never had a more enjoyable ten years in my work. Everyday there's something new. With Foster and everyone at Friess, each day brings the unexpected."

Hubie is part of a four-man team responsible for driving your researchers to company meetings, to client presentations, and to the airport and train station for their many out of town trips.

He also picks up visiting clients and brings them to our offices and has had the opportunity to meet with many CFO's and CEO's as well as dignitaries such as Baron Stig Ramel, former President of the Nobel Foundation which is one of your longest standing and largest fellow shareholders. Last year, Hubie's most famous passenger was Charlton Heston!

"Being part of the mission to grow the assets entrusted to us is such a privilege," Hubie explains. "Knowing that the researchers are able to focus more closely on their work rather than having to fret about how they'll get from one meeting to the next and how they'll make their flight is rewarding."

Senior researcher Bill D'Alonzo relates, "Hubie's work is invaluable to all of us. We never have to worry about any of the travel details because he's always there to handle it. We can get in the van and keep right on working." Each Friess Associates van is equipped with a fax and telephone.

Before joining Friess, Hubie worked for 30 years at DuPont as a research technician. He started in the Engineering Department and then went to the Central Research Department. His focus was on fiber wear and friction studies.

Hubie grew up in Cincinnati, and right after graduating from high school, he enlisted in the Navy and fought in World War II. After boot camp in Newport, Rhode Island, he was assigned to the USS Quincy CA39 and went through the Caribbean and the Panama Canal to San Diego and finally to Guadal-canal. While there, the Japanese sunk his 1200-man ship and Hubie clung to a liferaft for hours before being rescued. Nearly 600 men aboard perished.

Following his discharge in 1945, Hubie began his studies at Ohio University earning a Bachelor of Fine Arts in Commercial Art & Advertising. While there, he met Nancy, who later became his wife and the mother of his two children, Randy and Cheryl.

Hubie is an avid golfer, playing three or four times a week during the warmer months. He was the senior champion at the DuPont Country Club in 1983, '86, and '92 and laments that his then 3 or 4 handicap is now more like 8 or 9!

-Rebecca Buswell

KERRY . . .

When Kerry Polini came to Friess Associates through an agency to fulfill a temporary staffing requirement in the Fall of 1994, she had no idea that in April 1995 she would once again be called back to fulfill another temporary need. That second temporary spot turned permanent, and Kerry came on board full time in September 1995.

Kerry's superb organizational skills and attention to details made her the perfect candidate to augment your operations team's ability to meet the demands of our increasing growth.

She assumed the responsibilities of handling shareholder inquiries, assembling materials for client and potential client meetings, maintaining all office supplies -- from paper to printers -- and tracking the whereabouts of all Friess teammates in each of our four offices.

The very same qualities that fueled Kerry's success in operations led to her leaving that area and moving into research to become Jack Fraser's research manager. Jack recognized Kerry's quick thinking and thorough follow through and believed they would make a good team.

"Kerry is a terrific resource for me. She keeps track of all that I'm handling and she never lets anything fall through the cracks. In short, she manages me!" Jack exclaims.

Kerry enjoys the daily challenges that are part of having more than $11 billion under management. "Knowing that my efforts in working with Jack -- making sure he can concentrate on research and management -- help to grow the assets entrusted to us makes this job very rewarding."

Born and raised in Delaware, Kerry attended the University of Delaware and earned a BA in Psychology. She worked at MBNA and Olsten Staffing Services before joining Friess Associates.

Kerry's favorite spot is the beach. She spent her summers on Delaware's coast with her family throughout much of her childhood and once June rolls around, she still grabs every chance she can to get there on the weekends. Cooking, reading, and traveling are other activities Kerry enjoys, and she's a regular at the YMCA three times a week for her workout!

-Rebecca Buswell

CAPITAL GAINS WATCH . . .

The upcoming October distribution may be six months away, but we want to let you know what we're anticipating. As of 3/31/97, the net realized capital gains
amounts were:   ------------         -------          --------

$1.50 in long term capital gains
$1.40 in short term capital gains (treated as ordinary income)
-----
$2.90 total potential distribution per share

There remain unrealized gains of $2.45 and unrealized losses of $1.15 as of
3/31/97.     --                            --
-------

It's important to remember that if you have a taxable account, you will have to pay income tax next April on this distribution, but you will not have to pay a gain on this same amount when your shares are eventually redeemed.

Here's why. The value of your existing shares will be reduced by the per share amount of the distribution. For example, if shares purchased at $20 per share become worth $30, you have a potential taxable gain of $10 per share. However, if a $3.00 distribution is made, the share value will drop to an ex-dividend price of $27. This leaves only $7 instead of $10 as the potential future capital gain.

TOP TEN . . .

You saw considerable changes in your Top Ten Industry Groups in the second quarter of your fiscal year. Last quarter's number one group, Specialty Retailing, moved to 10 percent and occupies the number three spot as Sports Authority and Toys R Us were sold. Gap and some of your Payless Shoe Source were also removed from your portfolio, generating more than $1.3 million in gains.

Computers & Related is now your number one position. It grew from 11.8 percent of the portfolio to 14.2 percent aided by combined appreciation of more than $2.2 million in EMC Corp., Quantum Corp., and Compaq Computer.

Oil/Gas Field Services was number two in your December quarter with 12.2 percent. This quarter with 7 percent, it shares the number six spot with Financial/Business Services. BJ Services, Global Marine, Inc., Reading & Bates, and Schlumberger Ltd. were all sold from your portfolio after providing more than $6 million in gains.

Moving up from number nine last quarter to become your second largest industry group is Semiconductors & Related. Purchases in Advanced Micro Devices, LSI Logic, Jabil Circuit, Inc., Micron Electronics, Inc., and Xilinx fueled this sector's growth to 11.6 percent of your portfolio. The addition to your National Semiconductor holding and its subsequent $690,000 gain was also a factor. Thanks to David Harrington's pick of Advanced Micro Devices you gained $2.8 million since your purchase, further contributing to the growth of this sector.

Timely sales in Networking removed that group completely from your Top Ten this quarter. Healthcare with 3.1 percent now occupies the number ten spot.

TOP TEN INDUSTRY GROUPS

Cash                         1.4%
Healthcare                   3.1%
Communications               4.3%
Department Stores            4.8%
Oil/Gas Field Services       7.0%
Financial/Business Services  7.0%
Apparel & Shoes              8.1%
Software                     9.7%
Specialty Retailing         10.0%
Semiconductors & Related    11.6%
Computers & Related         14.2%

BRANDYWINE BLUE FUND, INC.
STATEMENT OF NET ASSETS
March 31, 1997
(Unaudited)

                                                                       QUOTED
    SHARES                                              COST           MARKET
-----------                                             ----          -------

COMMON STOCKS - 98.6% (A)<F4>
            APPAREL & SHOES - 8.1%
   100,000  Fruit of the Loom, Inc.*<F3>          $3,607,825       $4,150,000
   108,300  Gucci Group, N.V.                      7,632,001        7,811,137
    80,000  Intimate Brands, Inc.                  1,461,273        1,510,000
   115,800  Jones Apparel Group, Inc.*<F3>         2,248,901        4,299,075
   172,200  Liz Claiborne, Inc.                    5,338,260        7,512,225
   109,800  Russell Corp.                          4,151,118        3,925,350
    75,000  The Warnaco Group, Inc.                2,109,235        2,231,250
                                                ------------     ------------
                                                  26,548,613       31,439,037

THIS SECTOR IS 18.4% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 4.3%
    90,000  Andrew Corp.*<F3>                      2,980,685        3,251,250
    90,000  Andrew Corp. Rights (attached)*<F3>            0                0
    30,000  Ascend Communications, Inc.*<F3>       1,497,265        1,222,500
   131,200  Aspect Telecommunications Corp.*<F3>   3,645,181        2,558,400
    40,000  Boston Technology, Inc.*<F3>           1,032,412          755,000
     9,750  MasTec, Inc.*<F3>                        298,188          275,437
   237,300  Scientific-Atlanta, Inc.               4,352,181        3,618,825
   136,900  Tellabs, Inc.*<F3>                     3,362,909        4,945,513
                                                ------------     ------------
                                                  17,168,821       16,626,925

THIS SECTOR IS 3.2% BELOW YOUR FUND'S COST.

            COMPUTERS & RELATED - 14.2%
    10,000  Adaptec, Inc.*<F3>                       200,612          357,500
   175,000  American Power Conversion Corp.*<F3>   3,737,661        3,784,375
    80,000  Compaq Computer Corp.*<F3>             4,150,578        6,130,000
   160,000  Dell Computer Corp.*<F3>              10,455,870       10,820,000
   349,700  EMC Corp. (Mass.)*<F3>                10,749,809       12,414,350
    50,000  Lexmark International Group, Inc.*<F3> 1,401,990        1,212,500
    58,000  Quantum Corp.*<F3>                     2,254,175        2,240,250
   212,900  Seagate Technology, Inc.*<F3>         10,244,932        9,553,887
     5,100  Stratus Computer, Inc.*<F3>              118,881          158,100
   143,900  Western Digital Corp.*<F3>             4,939,051        8,148,338
                                                ------------     ------------
                                                  48,253,559       54,819,300

THIS SECTOR IS 13.6% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 4.8%
   125,000  Consolidated Stores Corp.*<F3>         2,794,150        4,406,250
    90,000  Family Dollar Stores, Inc.             1,828,276        2,103,750
   362,200  Federated Department Stores, Inc.*<F3>11,799,706       11,907,325
                                                ------------     ------------
                                                  16,422,132       18,417,325

THIS SECTOR IS 12.1% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 0.7%
   112,000  U.S. Office Products Co.*<F3>          4,017,958        2,772,000

THIS SECTOR IS 31.0% BELOW YOUR FUND'S COST.

            ELECTRICAL EQUIPMENT MANUFACTURERS - 0.3%
    25,000  Precision Castparts Corp.              1,254,625        1,275,000

THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 2.9%
    65,200  AVX Corp.                              1,445,655        1,361,050
    60,000  KEMET Corp.*<F3>                       1,347,476        1,125,000
    90,000  SCI Systems, Inc.*<F3>                 3,565,625        4,556,250
    75,000  Tektronix, Inc.                        3,719,529        3,787,500
     7,900  Waters Corp.*<F3>                        231,549          211,325
                                                ------------     ------------
                                                  10,309,834       11,041,125

THIS SECTOR IS 7.1% ABOVE YOUR FUND'S COST.

            FABRIC/TEXTILES - 1.7%
    50,000  Unifi, Inc.                            1,596,750        1,525,000
   135,000  WestPoint Stevens Inc.*<F3>            4,624,376        5,146,875
                                                ------------     ------------
                                                   6,221,126        6,671,875

THIS SECTOR IS 7.2% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 7.0%
    50,000  AMRESCO, Inc.*<F3>                     1,267,500          837,500
    26,500  Comdisco, Inc.                           758,664          824,812
   238,000  Conseco, Inc.                          5,838,545        8,478,750
   129,000  COREStaff Inc.*<F3>                    2,954,266        2,547,750
    75,000  Credit Acceptance Corp.*<F3>           1,511,877        1,331,250
   125,250  Diebold, Inc.                          4,617,137        4,712,531
     4,000  FIRSTPLUS FINANCIAL*<F3>                 132,000          120,500
   100,000  Nationwide Financial Services Inc.*<F3>2,682,100        2,575,000
    65,000  The PMI Group, Inc.                    3,279,020        3,258,125
   107,500  United Companies Financial Corp.       2,965,739        2,217,188
                                                ------------     ------------
                                                  26,006,848       26,903,406

THIS SECTOR IS 3.4% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 0.5%
   150,000  Food Lion Cl A                         1,185,000        1,228,200
    96,400  Food Lion CL B                           766,737          774,188
                                                ------------     ------------
                                                   1,951,737        2,002,388
THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 3.1%
   150,000  Beverly Enterprises, Inc.*<F3>         2,227,515        2,137,500
    61,000  Cardinal Health, Inc.                  3,660,156        3,316,875
   117,300  Columbia/HCA Healthcare Corp.          5,030,130        3,944,212
    60,500  MedPartners, Inc.*<F3>                 1,316,805        1,285,625
    45,800  Quorum Health Group, Inc.*<F3>         1,098,426        1,414,075
                                                ------------     ------------
                                                  13,333,032       12,098,287
THIS SECTOR IS 9.3% BELOW YOUR COST.

            HOME/OFFICE & RELATED - 0.5%
    50,000  Heilig-Meyers Co.                        806,045          793,750
    25,000  Samsonite Corp.*<F3>                   1,050,000        1,081,250
                                                ------------     ------------
                                                   1,856,045        1,875,000
THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 1.4 %
    55,000  Callaway Golf Co.                      1,743,595        1,574,375
    10,800  Doubletree Corp.*<F3>                    404,000          383,400
    48,750  Hasbro, Inc.                           1,269,633        1,334,531
    28,000  Interstate Hotels Company*<F3>           647,928          791,000
    70,700  La Quinta Inns, Inc.                   1,533,026        1,449,350
                                                ------------     ------------
                                                   5,598,182        5,532,656

THIS SECTOR IS 1.2% BELOW YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 1.2%
    50,000  AGCO Corp.                             1,425,000        1,381,250
    96,300  Coltec Industries Inc.*<F3>            1,528,352        1,781,550
    62,600  Stewart & Stevenson Services, Inc.     1,783,220        1,252,000
                                                ------------     ------------
                                                   4,736,572        4,414,800

THIS SECTOR IS 6.8% BELOW YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SERVICES - 2.2%
    50,000  Ballard Medical Products                 969,200        1,043,750
   131,500  Biomet, Inc.                           2,206,659        2,219,063
   170,600  STERIS  Corp.*<F3>                     4,735,704        4,158,375
    36,100  Sybron International Corp.*<F3>        1,015,768        1,001,775
                                                ------------     ------------
                                                   8,927,331        8,422,963

THIS SECTOR IS 5.6% BELOW YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 7.0%
    35,000  Cooper Cameron Corp.*<F3>              2,303,308        2,397,500
    40,900  Energy Ventures, Inc.*<F3>             1,980,991        2,520,462
    20,000  Ensco International Inc.*<F3>            828,092          985,000
   180,200  Noble Drilling Corp.*<F3>              2,638,059        3,108,450
    15,000  Nuevo Energy Co.*<F3>                    748,125          575,625
   140,000  Rowan Companies, Inc.*<F3>             2,309,076        3,167,500
   109,400  Smith International, Inc.*<F3>         4,364,547        4,991,375
    99,000  Tidewater Inc.                         5,032,265        4,554,000
   154,500  United Meridian Corp.*<F3>             5,551,702        4,654,313
                                                ------------     ------------
                                                  25,756,165       26,954,225
THIS SECTOR IS 4.7% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 0.5%
    56,000  Watson Pharmaceuticals Inc.*<F3>       2,327,919        2,002,000

THIS SECTOR IS 14.0% BELOW YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED  11.6%
   336,100  Advanced Micro Devices, Inc.*<F3>     11,061,421       13,948,150
   108,200  Intel Corp.                           16,028,238       15,053,325
    22,500  Jabil Circuit, Inc.*<F3>                 918,750        1,013,918
    25,000  Lattice Semiconductor Corp.*<F3>       1,250,000        1,143,750
    85,000  LSI Logic Corp.*<F3>                   2,783,468        2,953,750
    50,000  Micron Electronics, Inc.*<F3>          1,014,325          956,250
   279,500  National Semiconductor Corp.*<F3>      6,625,206        7,686,250
    41,600  Xilinx, Inc.*<F3>                      1,926,192        2,028,000
                                                ------------     ------------
                                                  41,607,600       44,783,393
THIS SECTOR IS 7.6% ABOVE YOUR FUND'S COST.

            SOFTWARE - 9.7%
   143,000  Autodesk, Inc.                         4,819,857        4,433,000
   170,000  BMC Software, Inc.*<F3>                7,907,974        7,841,250
    38,600  Cognos Inc.*<F3>                         907,100        1,003,600
    73,000  Compuware Corp.*<F3>                   2,749,269        4,580,750
    68,800  Electronic Arts Inc.*<F3>              2,145,184        1,831,800
   137,200  Electronics for Imaging, Inc.*<F3>     5,128,408        5,470,850
    80,000  Parametric Technology Corp.*<F3>       4,160,596        3,610,000
    69,200  Sterling Commerce Inc.*<F3>            2,006,800        2,006,800
    84,100  Sterling Software, Inc.                2,605,372        2,323,263
   309,400  Symantec Corp.*<F3>                    5,044,976        4,408,950
                                                ------------     ------------
                                                  37,475,536       37,510,263
THIS SECTOR IS 0.1% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 10.0%
   190,000  Borders Group, Inc.*<F3>               3,414,357        3,586,250
   174,700  Claire's Stores, Inc.                  2,663,069        2,926,225
   100,000  CompUSA Inc.*<F3>                      1,768,390        1,575,000
    20,000  Costco Companies, Inc.*<F3>              544,656          552,500
   115,000  CVS Corporation                        4,346,863        5,304,375
    62,500  Dollar General Corp.                   1,634,335        1,953,125
    60,000  Footstar, Inc.*<F3>                    1,258,644        1,777,500
   125,000  General Nutrition Companies, Inc.*<F3> 2,292,305        2,531,250
    55,000  Gymboree Corp.*<F3>                    1,330,040        1,478,125
    30,000  Mac Frugal's Bargainso
              Close-outs Inc.*<F3>                   638,994          795,000
    10,000  PayLess ShoeSource, Inc.*<F3>            298,067          418,750
    78,400  Pier 1 Imports, Inc.                   1,339,790        1,381,800
   130,000  Ross Stores, Inc.                      3,124,536        3,298,750
   120,000  Staples, Inc.*<F3>                     2,661,666        2,415,000
    49,300  Tiffany & Co.                          1,721,751        1,873,400
   160,200  TJX Companies, Inc.                    4,900,741        6,848,550
                                                ------------     ------------
                                                  33,938,204       38,715,600
THIS SECTOR IS 14.1% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 2.6%
    38,300  America West Holdings*<F3>               570,643          598,437
    85,000  Comair Holdings, Inc.                  1,858,500        1,848,750
   211,900  Southwest Airlines Co.                 4,925,960        4,688,288
   125,500  US Airways Group, Inc.*<F3>            2,413,013        3,074,750
                                                ------------     ------------
                                                   9,768,116       10,210,225

THIS SECTOR IS 4.5% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 4.3%
   159,300  The B.F. Goodrich Company              6,807,894        5,834,363
    60,400  Corning Inc.                           2,657,739        2,680,250
   302,000  The Dial Corp.                         4,407,766        4,869,750
    99,000  Ogden Corp.                            2,093,612        2,091,375
    75,000  RPM, INC.                              1,268,587        1,246,875
                                                ------------     ------------
                                                  17,235,598       16,722,613

THIS SECTOR IS 3.0% BELOW YOUR FUND'S COST.

            Total common stocks                  360,715,553      381,210,406

 SHARES OR                                                             QUOTED
PRINCIAL AMOUNT                                         COST           MARKET
---------------                                         ----          -------
SHORT-TERM INVESTMENTS - 1.4% (A)<F4>
            COMMERCIAL PAPER - 1.0%
$4,000,000  Ford Credit Co.,                       4,000,000        4,000,000
            due 04/01/97, discount of 5.52%

            Variable Rate Demand Notes - 0.4%
   667,104  Johnson Controls, Inc.                   667,104          667,104
   610,000  Wisconsin Electric Power Co.             610,000          610,000
                                                ------------     ------------
            Total variable rate demand notes       1,277,104        1,277,104
                                                ------------     ------------
            Total short-term investments           5,277,104        5,277,104
                                                ------------     ------------
            Total investments                   $365,992,657      386,487,510
                                                ============
            Liabilities, less cash and
            receivables (0.0%) (A)<F4>                               (27,354)
                                                                 ------------
              Net Assets                                         $386,460,156
                                                                  ===========
            Net Asset Value Per Share
            ($0.01 par value 100,000,000
            shares authorized), offering
            and redemption price
            ($386,460,156 / 14,816,307
            shares outstanding)                                        $26.08
                                                                       ======


     *<F3>Non-income producing security.
     (a)<F4>Percentages for the various classifications relate to net assets.

BRANDYWINE BLUE FUND, INC.
STATEMENT OF OPERATIONS
For the Period Ended March 31, 1997
(Unaudited)

INCOME:
  Dividends                                                        $677,267
  Interest                                                          583,477
                                                                 ----------
  Total income                                                    1,260,744
                                                                 ----------

EXPENSES:
  Management fees                                                 1,953,280
  Registration fees                                                  74,713
  Custodian fees                                                     53,354
  Administrative services                                            42,500
  Printing and postage expense                                       21,861
  Professional fees                                                  20,015
  Transfer agent fees                                                 6,695
  Other expenses                                                      2,862
                                                                 ----------
  Total expenses                                                  2,175,280
                                                                 ----------
NET INVESTMENT LOSS                                               (914,536)
                                                                 ----------
NET REALIZED GAIN ON INVESTMENTS                                 51,975,857
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS         (39,855,949)
                                                                 ----------
NET GAIN ON INVESTMENTS                                          12,119,908
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $11,205,372
                                                                 ==========

The accompanying notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended March 31, 1997 (Unaudited) and For the Year Ended September 30, 1996

                                                          1997           1996
                                                         -----          -----
OPERATIONS:
  Net investment loss                               $(914,536)   $(1,144,852)
  Net realized gain (loss) on investments           51,975,857    (7,503,424)
  Net (decrease) increase in unrealized
    appreciation on investments                   (39,855,949)     37,923,232
                                                  ------------    -----------
  Net increase in net assets
    resulting from operations                       11,205,372     29,274,956
                                                  ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains
    ($1.10564 per share)                                    --   (7,884,335)*
                                                                          <F5>
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (3,496,602 and
    9,072,193 shares, respectively)                 93,536,779    209,837,352
  Net asset value of shares issued in
    distributions (344,224 shares)                          --      7,555,722
  Cost of shares redeemed (2,594,882 and 2,271,339
    shares, respectively)                         (69,741,051)   (52,267,216)
                                                  ------------   ------------
  Net increase in net assets derived from Fund
    share activities                                23,795,728    165,125,858
                                                  ------------    -----------
  TOTAL INCREASE                                    35,001,100    186,516,479

NER ASSETS AT THE BEGINNING OF THE PERIOD          351,459,056    164,942,577
                                                  ------------   ------------
NET ASSETS AT THE END OF THE PERIOD               $386,460,156   $351,459,056
                                                  ============   ============

*<F5>Total distribution includes $6,929,563 of ordinary income, of which 5% is eligible for the corporate dividends received deduction.

                           BRANDYWINE BLUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period.)

                                         FOR THE PERIOD
                                        ENDED MARCH 31,
                                                   1997                         YEARS ENDED SEPTEMBER 30,
                                            (UNAUDITED)           1996      1995      1994      1993      1992     1991+<F6>
                                        ---------------         ------    ------    ------    ------    ------    ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $25.26         $24.37    $17.18    $19.11    $12.95    $13.09    $10.01
Income from investment operations:
  Net investment (loss) income                   (0.05)      (0.05)(1)<F7>  0.00      0.04    (0.06)    (0.04)      0.03
  Net realized and unrealized gains
    on investments                                 0.87           2.05      7.30      0.36      6.22      0.52      3.05
                                                 ------         ------    ------    ------    ------    ------    ------
Total from investment operations                   0.82           2.00      7.30      0.40      6.16      0.48      3.08
Less distributions:
  Dividend from net investment income                --             --       --        --        --     (0.03)       --
  Distributions from net realized gains              --         (1.11)    (0.11)    (2.33)       --     (0.59)       --
                                                 ------         ------    ------    ------    ------    ------    ------
Total from distributions                             --         (1.11)    (0.11)    (2.33)       --     (0.62)       --
                                                 ------         ------    ------    ------    ------    ------    ------
Net asset value, end of period                   $26.08         $25.26    $24.37    $17.18    $19.11    $12.95    $13.09
                                                 ======         ======    ======    ======    ======    ======    ======

Total Investment Return                            6.6%*<F8>      8.9%     42.8%      2.8%     47.6%      4.0%    45.1%*<F8>
Ratios/Supplemental Data:
  Net assets, end of period (in 000's $)        386,460        351,459   164,943    29,086     6,373     4,270    3,975
 Ratio of expenses (after reimbursement)
   to average net assets**<F9>                   1.11%*<F8>      1.13%     1.31%     1.80%     2.00%     2.00%    1.97%*<F8>
  Ratio of net investment (loss) income to
   average net assets***<F10>                   (0.5%)*<F8>     (0.4%)    (0.4%)    (0.4%)    (0.6%)    (0.3%)     0.6%*<F8>
Portfolio turnover rate                         214.6%*<F8>     196.9%    174.1%    220.3%    144.3%    191.9%   115.3%*<F8>
 Average Commission Per Share****<F11>          $0.0597        $0.0599

     +<F6>For the period from January 10, 1991 (commencement of operations) to September 30, 1991.
     (1)<F7>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
     *<F8>Annualized.
     **<F9>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 2.09% and 2.44% for the years ended September 30, 1993 and 1992, respectively, and 3.00%* <F8> for the period ended September 30, 1991.
     ***<F10>The ratio of net investment income (loss) prior to adviser's expense limitation undertaking to average net assets for the years ended
September 30, 1993 and 1992 and for the period ended September 30, 1991 would have been (0.7%), (0.7%) and (0.5%)*<F8>, respectively.
****<F11>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes financial statements are an integral part of these statements.


BRANDYWINE BLUE FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 1997
(Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Blue Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on Nov-ember 13, 1990. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.

     (b) Net realized gains and losses on common stock are com-puted on the basis of the cost of specific certificates.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $2,505,300 of net capital losses which expire September 30, 2004 and $4,705,965 of post-October losses, both of which may be used to offset capital gains in future years to the extent provided by tax regulations.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS

     For the period ended March 31, 1997, purchases and proceeds of sales of investment securities (excluding short-term investments) were $410,204,134 and $389,051,572, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 1997, liabilities of the Fund included the following:

     Payable to brokers for investments purchased                  $265,950
     Payable to Adviser for management fees                         345,912
     Other liabilities                                              123,575

(6)  SOURCES OF NET ASSETS

     As of March 31, 1997, the sources of net assets were as follows:

     Fund shares issued and outstanding                        $322,407,491
     Net unrealized appreciation
       on investments                                            20,494,853
     Undistributed net realized gains
      and losses                                                 43,557,812
                                                                -----------
                                                               $386,460,156
                                                               ============

     Aggregate net unrealized appreciation as of March 31, 1997 consisted of the following:

     Aggregate gross
       unrealized appreciation                                  $39,361,091
     Aggregate gross unrealized
       depreciation                                            (18,866,238)
                                                               ------------
     Net unrealized appreciation                                $20,494,853
                                                                ===========

MARKET CAP . . .

Your large cap companies, those greater than $5 billion, moved from 33 percent of the portfolio in December to 27 percent currently as a result of harvesting some of your major gainers. Positions in networking holdings Cisco Systems and 3Com Corp, the retailing giant Sears Roebuck, and familiar brand names of Gap and Nike, were all sold during the quarter nailing down solid gains.

Cisco Systems contributed $4 million before your researcher Andy Graves' timely sale at $67. Cisco subsequently succumbed to as low as $48, down 29 percent from your sale. 3Com brought in $775,000. Oil exploration company Schlumberger Ltd. created a $2 million profit, and $830,000 came from the specialty chemical company Praxair. You enjoyed a $630,000 gain from Sears. Nike and Gap gained nearly $1 million each before being sold.

Those companies in the mid-cap category comprise 61 percent of your March portfolio compared to 59 percent in December. Your smaller companies, under $1 billion, grew from 7 percent to 11 percent during the quarter.

YOUR COMPANIES' MARKET CAPITALIZATION

CASH                      1.4%
SMALL CAP                10.8%
MID CAP                  60.8%
LARGE CAP                27.0%

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

(800) 656-3017 bfunds@friess.com


Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Lynda J. Campbell      Report Staff: Margaret Barton, Rebecca A.
Buswell, Paul R. Robinson, Jennifer Weldon